iShares®

iShares Trust

Supplement dated October 4, 2013

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the iShares Global Nuclear Energy ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective October 4, 2013, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of October 3, 2013

iShares Global Nuclear Energy ETF	40,000	$1,380,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its affiliates.
IS-A-NUCL-S1

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